UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (date of earliest event report):  June 24, 2008

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

 Delaware  (State or other jurisdiction of  incorporation or organization)
001-33460 (Commission File Number)
94-1690082 (I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas 77042
 (Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of theregistrant under any of the following provisions:

 ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K June 24, 2008

ITEM 8.01Other Events

On June 24, 2008, Geokinetics Inc., a Delaware corporation, (“Geokinetics” or the “Company”) held its 2008 Annual Meeting of Stockholders.  The total outstanding voting securities eligible to vote were 12,850,628 shares, which consisted of 10,325,848 shares of Common Stock, $0.01 par value, and 2,524,780 shares of Common Stock upon the conversion of 252,478 shares of Series B Senior Convertible Preferred Shares, $10.00 par value, voting together as a single class.  The stockholders were asked to take the following actions:

1.
Elect seven directors to Geokinetics’ seven-member Board of Directors, each to hold office for a term of one year; and

2.
Approve the appointment of UHY LLP as Geokinetics’ independent public accountants.

PROPOSAL 1 – ELECTION OF DIRECTORS

The following incumbent directors stood for re-election:

 Name
Position
Director Since

 William R. Ziegler
Chairman (non-executive) (since February 2, 1999 and Director)
1997

 Richard F. Miles
President, Chief Executive Officer and Director
2007

 Christopher M. Harte
Director
1997

 Steven A. Webster
Director
1997

 Gary M. Pittman
Director
2006

 Robert L. Cabes, Jr.
Director
2006

 Christopher D. Strong
Director
2007

The results of the vote were as follows:

 Name
For
Against
Abstain

 William R. Ziegler
8,283,855
1,310,479
2,090

 Richard F. Miles
9,478,951
113,919
3,554

 Christopher M. Harte
8,410,857
1,182,012
3,555

 Steven A. Webster
9,329,127
263,743
3,554

 Gary M. Pittman
9,338,419
254,451
3,554

 Robert L. Cabes, Jr.
9,380,941
211,929
3,554

 Christopher D. Strong
9,479,811
113,059
3,554

PROPOSAL 2 – APPROVAL OF THE APPOINTMENT OF GEOKINETICS’ INDEPENDENT PUBLIC ACCOUNTANTS

Subject to stockholder approval, the Board appointed the firm of UHY LLP, independent certified public accountants, to examine Geokinetics’ consolidated financial statements for the fiscal year ending December 31, 2008.

The results of the vote were as follows:

 For
Against
Abstain

 9,592,870
0
3,554

ITEM 9.01                                Financial Statements and Exhibits.

(d)           Exhibits

 99.1
Management Presentation given at Annual Meeting of Stockholders on June 24, 2008.

Form 8-K June 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

 Date:   June 24, 2008
By:
/s/ Scott A. McCurdy

Scott A. McCurdy, Vice President and Chief Financial Officer